EXHIBIT 99.4

UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS INTRODUCTION

The accompanying unaudited pro forma condensed combined financial statements reflect the combined financial position of Digital Angel and VeriTeQ as of June 30, 2013, and the results of their condensed combined operations for the six-months ended June 30, 2013 and the year ended December 31, 2012 after giving effect to the acquisition of VeriTeQ, as more fully described below. The unaudited pro forma condensed combined balance sheet is based on the historical balance sheet of Digital Angel and gives effect to the acquisition of VeriTeQ as if it had occurred on June 30, 2013. The unaudited pro forma condensed combined statement of operations for the six-months ended June 30, 2013 and for the year ended December 31, 2012 gives effect to the acquisition as if it has occurred on January 1, 2012.

The pro forma adjustments reflecting the consummation of the acquisition are based upon the purchase method of accounting and upon the assumptions set forth in the disclosures hereto. On July 8, 2013, the closing date of the Share Exchange, the issued and outstanding shares of VeriTeQ’s common stock were converted into the right to receive 4,107,592 shares of Digital Angel’s Series B Preferred Stock. On July 10, 2013, Digital Angel realized that it incorrectly issued the Series B Preferred Stock and as result, on July 12, 2013, it exchanged the Series B Preferred Stock for 410,759 shares of its newly created Series C Preferred Stock. The terms of the Series C Preferred Stock are substantially similar to the Series B Preferred Stock, including the aggregate number of shares of common stock into which the Series C Preferred Stock is convertible. Each share of Series C Preferred Stock will be converted into twenty shares of Digital Angel’s common stock automatically upon the effectiveness of a proposed 30-for-1 reverse stock split. In addition, all outstanding stock options to purchase shares of VeriTeQ common stock, whether or not exercisable or vested, will be converted into options to acquire shares of Digital Angel’s common stock and all outstanding warrants to purchase shares of VeriTeQ’s common stock will be converted into warrants to purchase shares of Digital Angel’s common stock. As a result of the Share Exchange, VeriTeQ became a wholly-owned subsidiary of Digital Angel, and VeriTeQ’s shareholders owned on July 12, 2013 approximately 89% of Digital Angel’s outstanding common stock.

Given VeriTeQ’s shareholders’ ownership in Digital Angel as a result of the Share Exchange, VeriTeQ is considered to be the acquiror for accounting purposes and the transaction is accounted for in the financial statements of Digital Angel as a reverse acquisition of Digital Angel by VeriTeQ under the accounting rules for business combinations. Accordingly, the accompanying unaudited pro forma condensed combined financial statements reflect Digital Angel’s assets and liabilities at fair value to the extent they are deemed to have been acquired for accounting purposes.

The unaudited pro forma condensed financial statements were prepared in accordance with the regulations of the SEC. The pro forma adjustments reflecting the completion of the Share Exchange are based upon the reverse acquisition method of accounting in accordance with GAAP and upon the assumptions set forth in the notes to the unaudited pro forma condensed combined financial statements.

The historical financial data has been adjusted to give pro forma effect to events that are (i) directly attributable to the Share Exchange; (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on management’s estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the Share Exchange and certain other adjustments.

The pro forma adjustments do not reflect any operating efficiencies and cost savings that may be achievable with respect to the combined companies.

The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Share Exchange been consummated on the dates, or at the beginning of the periods for which the consummation of the transaction is being given effect. For purposes of preparing the combined financial statements, Digital Angel will establish a new basis for its assets and liabilities based upon the fair values thereof, and the value of the Digital Angel’s shares issued in consideration of the Share Exchange. For purposes of these pro forma financial statements, the value of Digital Angel’s common shares was calculated based on the closing price of Digital Angel’s common stock on July 8, 2013. In addition, the Share Exchange creates a new measurement date for the valuation of the options to acquire shares of VeriTeQ common stock, which will be converted into options to acquire shares of Digital Angel common stock. The new measurement date is the closing date of the transaction which was July 8, 2013. This new measurement did not result in a non-cash compensation charge because the value of the modified options did not exceed the value of the options before the modification. A final determination of the required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in the pro forma condensed combined financial information have been made solely for purposes of developing such pro forma condensed combined financial information. VeriTeQ will undertake a study to determine the fair value of certain of Digital Angel's assets and liabilities and will make appropriate purchase accounting adjustments upon completion of that study. The pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the Share Exchange actually occurred on the dates presented. The actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information and changes in the financial conditions and in operating results between the dates of the pro forma financial information data and the July 8, 2013 closing date.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

June 30, 2013

	Digital Angel Corporation Historical June 30, 2013	VeriTeQ Acquisition Corporation Historical June 30, 2013	Pro Forma Adjustments		Pro Forma Combined June 30, 2013
	(In Thousands)
ASSETS
Current Assets
Cash and cash equivalents	$934	$1	$-		$935
Short-term investments, available-for-sale	258	--			258
Other assets	192	--			192
Current assets of discontinued operations	61	--	(61)	(A)	--
Total Current Assets	1,445	1	(61)		1,385
Property and equipment, net	1	--			1
Goodwill	--	--	62	(A)	62
Intangible Assets, net	--	7,315			7,315
Other assets	72	10			82
	$1,518	$7,326	$1		$8,845
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Notes payable and current maturities of long-term debt	$--	$175	$-		$175
Accounts payable and accrued expenses	283	2,013			2,296
Deferred gain on sale of business	197	--			197
Other current liabilities	--	273			273
Current liabilities of discontinued operations	3,026	--	(3,026)	(A)	--
Total Current Liabilities	3,506	2,461	(3,026)		2,941
Long-term debt	--	2,178			2,178
Royalty obligations	--	3,965			3,965
Total Liabilities	3,506	8,604	(3,026)		9,084
Commitments and contingencies	--	--	--		--
Stockholders' Deficit
Common stock	309	430	(647)	(C)	92

Addition paid-in capital	591,433	2,767	62	(A)
			(593,685)	(B)
			2,965	(A)
			(104)	(A)	3,438

Accumulated deficit	(593,685)	(4,475)	593,685	(B)
			647	(C)	(3,828)
Accumulated other comprehensive loss	125	--	(66)	(A)	59
Noncontrolling interest	(170)	--	170	(A)	--
Total Stockholders' Deficit	(1,988)	(1,278)	3,027		(239)
	$1,518	$7,326	$1		$8,845

The unaudited pro forma condensed combined balance sheet at June 30, 2103 gives effect to the financial position as if the Share Exchange of Digital Angel and VeriTeQ occurred on June 30, 2013.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AT JUNE 30, 2013 ARE AS FOLLOWS:

(A)	To reflect the purchase price of Digital Angel

	Value of Digital Angel’s common stock outstanding on July 8, 2013, the transaction date (30,875 shares at $0.047 per share)	$926
	Value of Digital Angel’s outstanding stock options (all outstanding stock options were fully vested	9
	Total Purchase Price	$935

	Historical book value of Digital Angel	(1,988)
	Estimated adjustment of the fair value of discontinued operations assets and liabilities, net (based on the estimated settlement of the discontinued operations liabilities)	2,965
	Estimated adjustment of the fair value of other comprehensive income and minority interest	(104)
	Goodwill acquired	$62

	Allocation of purchase price
	Cash	$934
	Short-term investments	258
	Other assets (short and long-term receivable)	264
	Fixed assets	1
	Liabilities assumed (based on the estimated settlement of the discontinued operations liabilities)	(480)
	Goodwill	62
	Elimination of accumulated other comprehensive income and minority interest related to discontinued operations	(104)
	Total Purchase Price	$935

(B)	To eliminate the historical accumulated deficit of Digital Angel	$(593,685)

(C)

To record the issuance of Digital Angel common stock upon the conversion of the Series C Preferred Stock and to adjust the par value of Digital Angel common stock for the proposed 30-for-1 reverse stock split

	Common shares to be issued upon conversion of Series C Preferred Stock	8,215
	Par value per share	$0.01
	Total par value for Digital Angel common stock to be issued to VeriTeQ shareholders	$82
	Remove current par value of Digital Angel common stock	(309)
	Add back par value of Digital Angel common stock post reverse stock split (30,875/30*$0.01)	10
	Less VeriTeQ’s common stock par value	(430)
	Net adjustment to par value	$(647)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Six-Months Ended June 30, 2013

	Digital Angel Corporation Historical Six-Months Ended June 30, 2013	VeriTeQ Acquisition Corporation Historical Six-Months Ended June 30, 2013	Pro Forma Adjustments		Pro Forma Combined Six-Months Ended June 30, 2013
	(In thousands, except per share data)

Operating expenses:
Selling, general and administrative expenses	$706	$2,109			$2,815
Severance and separation expense reversal	(350)	--			(350)
Depreciation and amortization	1	297		(A)	298
Total operating loss	(357)	(2,406)	--		(2,763)
Other income	1	--			1
Interest expense	--	(446)	--		(446)
Loss from continuing operations before income taxes	(356)	(2,852)	--		(3,208)
Provision for income taxes	--	--	--		--
Loss from continuing operations	$(356)	$(2,852)			$(3,208)
Loss from continuing operations per common share--basic	$(0.01)				$(0.35)
Loss from continuing operations per common share--diluted	$(0.01)				$(0.35)
Weighted average number of common shares outstanding--basic	30,875		(29,846)	(B)
			8,215	(C)	9,244
Weighted average number of common shares outstanding--diluted	30,875		(29,846)	(B)
			8,215	(C)	9,244	(H)

The unaudited pro forma condensed combined statement of operations for the six-months ended June 30, 2013 gives effect to the combined results of operations for the period as if the Share Exchange had occurred on January 1, 2013.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX-MONTHS ENDED JUNE 30, 2013 ARE AS FOLLOWS:

(A)

The Share Exchange will be accounted for under the Business Combination Topic of the Codification. For purposes of this presentation, it is assumed that the excess of fair value of Digital Angel’s assets and liabilities is goodwill. In accordance with the Business Combination Topic of the Codification, Section 80-30, goodwill is not amortized, but will be tested for impairment at least annually.

(B)	Represents the adjustment of the historical weighted-average shares of Digital Angel common stock outstanding on June 30, 2013 for the impact of the proposed 30-for-1 reverse stock split.

(C)

The number of shares of Digital Angel common stock to be issued upon conversion of Digital Angel’s Series C Preferred Stock that was issued in exchange for the outstanding shares of VeriTeQ’s common stock and as adjusted for the proposed 30-for-1 reverse stock split. For purposes of this pro forma presentation, the Digital Angel common stock to be issued upon conversion of the Series C Preferred Stock was deemed to be outstanding for the entire pro forma period.

(D)

The diluted potential common shares were not included in the computation of diluted loss per share because to do so would have been anti-dilutive. The dilutive potential common shares consist of the number of Digital Angel stock options outstanding as of June 30, 2013, which have been adjusted for the proposed 30-for-1 reverse stock split and the number of VeriTeQ stock options, warrants and shares issuable per the terms of a convertible note as of June 30, 2013, which have been adjusted by the transaction’s exchange ratio and the proposed 30-for-1 reverse stock split aggregating 5,339 shares.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

	Digital Angel Corporation Historical Year Ended December 31, 2012	VeriTeQ Acquisition Corporation Historical Year Ended December 31, 2012	Pro Forma Adjustments		Pro Forma Combined Year Ended December 31, 2012
	(In thousands, except per share data)

Operating expenses:
Selling, general and administrative expenses	$1,756	$2,064			$3,820
Severance expense	346	--			346
Development expenses	295	--			295
Depreciation and amortization	2	208	--	(E)	210
Total operating expenses	2,399	2,272	--		4,671
Interest expense	7	133			140
Loss before income taxes	(2,406)	(2,405)	--		(4,811)
Benefit for income taxes	53	800			853
Net loss from continuing operations	$(2,353)	$(1,605)	$--		$(3,958)

Earnings per common share--basic	$(0.08)				$(0.43)
Earnings per share--diluted	$(0.08)				$(0.43)
Weighted average number of common shares outstanding--basic	30,533		(29,515)	(F)
			8,215	(G)	9,233
Weighted average number of common shares outstanding--diluted	30,533		(29,515)	(F)
			8,215	(G)	9,233	(H)

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 gives effect to the combined results of operations for the period as if the Share Exchange had occurred on January 1, 2012.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012 ARE AS FOLLOWS:

(E)

The Share Exchange will be accounted for under the Business Combination Topic of the Codification. For purposes of this presentation, it is assumed that the excess of fair value of Digital Angel’s assets and liabilities is goodwill. In accordance with the Business Combination Topic of the Codification, Section 80-30, goodwill is not amortized, but will be tested for impairment at least annually.

(F)	Represents the adjustment of the historical weighted-average shares of Digital Angel common stock outstanding on December 31, 2012 for the impact of the proposed 30-for-1 reverse stock split.

(G)

The number of shares of Digital Angel common stock to be issued upon conversion of Digital Angel’s Series C Preferred Stock that was issued in exchange for the outstanding shares of VeriTeQ’s common stock and as adjusted for the proposed 30-for-1 reverse stock split. For purposes of this pro forma presentation, the Digital Angel common stock to be issued upon conversion of the Series C Preferred Stock was deemed to be outstanding for the entire pro forma period.

(H)

The diluted potential common shares were not included in the computation of diluted loss per share because to do so would have been anti-dilutive. The dilutive potential common shares consist of the number of Digital Angel stock options and restricted stock outstanding as of December 31, 2012, which have been adjusted for the proposed 30-for-1 reverse stock split and the number of VeriTeQ stock options, warrants and shares issuable per the terms of a convertible note as of December 31, 2012, which have been adjusted by the transaction’s exchange ratio and the proposed 30-for-1 reverse stock split aggregating 4,475 shares.